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                                 EXHIBIT 10(h)

                         CYPRUS AMAX MINERALS COMPANY

                              MATERIAL CONTRACTS

                    AMENDMENT TO DEFERRED COMPENSATION PLAN
                            FOR SELECTED EMPLOYEES






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                                                                  EXHIBIT 10 (h)


                         CYPRUS AMAX MINERALS COMPANY

                          Action(s) Authorized by the
                          ---------------------------
                      Compensation and Benefits Committee
                      -----------------------------------
                                    of the
                                    ------
                              Board of Directors
                              ------------------

                           Adopted December 10, 1998

                            Summary of Resolutions



Amends the definition of "Company" in the Cyprus Amax Minerals Company Deferred Compensation Plan.


                                  Resolutions

WHEREAS, the Corporation sponsors the Cyprus Amax Minerals Company Deferred Compensation Plan (the "Deferred Plan"); and

WHEREAS, pursuant to Section 7.5 of the Deferred Plan, the Compensation and Benefits Committee of the Board of Directors (the "Committee") has authority to amend the Deferred Plan, subject to limitations not herein relevant;

NOW, THEREFORE, BE IT RESOLVED, that, effective as of May 5, 1994, the Committee hereby amends Section 2.3 of the Deferred Plan to read as follows:

                        "2.3    `Company' shall mean Cyprus Amax Company and any
                                 -------
                subsidiary or affiliate approved for participation in this Plan by the Committee; provided, however, that for purposes of
                Section 2.1, `Company' means Cyprus Amax Minerals Company and its successor."

; and further

RESOLVED, that the Committee hereby recommends to the Board that the Board authorize the Chief Executive Officer or any other officer of this Corporation, and any other individual whom any of the officers referenced above shall designate, to take any and all such actions as are necessary or appropriate to give effect to the foregoing resolutions, and ratify, confirm and approve all actions of any of such officers or designees heretofore taken in connection with the transactions contemplated by the foregoing resolutions in all respects.

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